UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 19, 2018

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.02                                           Results of Operations and Financial Condition.

On March 19, 2018, aTyr Pharma, Inc. (the “Company”) announced financial results for the year ended December 31, 2017 in the earnings release attached hereto as Exhibit 99.1.

The information under this Item 2.02, including Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, John T. Blake, Senior Vice President, Finance and principal financial and accounting officer of the Company, resigned effective as of the close of business on March 20, 2018 to pursue another opportunity. The Company is currently conducting a search for a replacement financial executive to serve as the Company’s principal financial and accounting officer. During the period of this executive search, Stan Blackburn, age 62, a financial consultant to the Company, will succeed Mr. Blake as the Company’s principal financial and accounting officer, effective immediately upon Mr. Blake’s resignation.

Mr. Blackburn previously served as the Company’s Acting Chief Financial Officer as a consultant from October 2008 to January 2016, as the Company’s principal accounting officer from May 2015 to October 2015 and as the Company’s principal financial officer from May 2015 to January 2016. Mr. Blackburn has provided senior financial consulting services to early stage life science and technology companies through his firm BlackFord Partners, Inc. for over 15 years and as an independent consultant for over 25 years. He worked as a certified public accountant with Arthur Andersen & Company for over nine years. Mr. Blackburn holds a B.S. in accountancy from the University of Illinois.

There are (a) no understandings or arrangements between Mr. Blackburn and any other person pursuant to which he was appointed as principal financial and accounting officer of the Company and (b) Mr. Blackburn has no material interest in any transaction or proposed transaction in which the Company is or is to be a party. Mr. Blackburn has no family relationship with any director or executive officer of the Company.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1	Earnings Press Release of aTyr Pharma, Inc. dated March 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Sanjay S. Shukla
Sanjay S. Shukla, M.D., M.S.
President and Chief Executive Officer

Date: March 19, 2018

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